[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) GOVERNMENT
                              MARKETS INCOME TRUST

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Results of Shareholder Meetings............................................ 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 19
Independent Auditors' Report .............................................. 26
Trustees and Officers ..................................................... 28

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
   o face-to-face contact with senior management as well as frontline workers
   o analysis of the company's financial statements and balance sheets
   o contact with the company's current and potential customers
   o contact with the company's competitors
   o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     December 15, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended November 30, 2000, the trust provided a total return of 15.24% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 9.35%. During the same period, the Salomon Brothers Medium Term (1-to-10 year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and government-agency securities, returned 1.54%. The J.P. Morgan Non-Dollar Government Bond Index (the J.P. Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -6.59% over the same period.

Turbulent market conditions characterized the period as this year could truly be described as a tale of two bond markets. The U.S. Treasury market in particular, which was out of favor in 1999 and the early part of 2000, reversed course to become the big winner over the past year. Through the first half of the one-year period, a tight labor market, signs of rising inflation, and persistently robust economic growth applied downward pressure on bond prices as investors anticipated the Federal Reserve Board's (the Fed) next move. Investor sentiment shifted dramatically over the past few months as most fixed-income securities, especially U.S. Treasuries, posted strong gains amid increasing evidence that the Fed has successfully orchestrated a "soft landing" -- a gradual slowing of the economy, which would lead to noninflationary economic growth.

Given this environment, in the first half of the period we underweighted the portfolio in short- and intermediate-maturity Treasuries and mortgage-backed securities because they tend to perform poorly in a rising interest rate environment. At the same time, we overweighted long-term Treasuries, which have tended to be less affected when the Fed raises short-term interest rates.

As the U.S. and global economies began to show signs of slowing, we increased our holdings in mortgage-backed securities, government agency bonds, and longer-term Treasuries as a way to potentially take advantage of historically attractive spreads and to gain additional yield for the portfolio. In recent months, these strategies helped the portfolio outperform both the Salomon and Morgan indices. Our positions in federal agency securities rallied amid a more optimistic outlook on whether the implicit government guarantee on these issues would remain in place. Holdings in mortgage-backed securities benefited from reduced supply and a more favorable prepayment environment.

On the international side, due to the persistent decline in the euro and the potential for interest rate hikes, we reduced our exposure to European bonds. We maintained only limited exposure to international bonds as we generally found more attractive opportunities in the United States. However, the international markets we favored were all within the dollar-bloc countries, such as Australia, New Zealand, and Canada. We added to positions in these countries because we anticipated better return potential compared to European bonds of comparable credit quality.

Looking forward, we're fairly confident that global economic growth, especially in the United States, will continue to decelerate and dispel remaining fears of inflation, which could continue to benefit the fixed-income market. As a result, we believe above-average returns may be garnered through investing in high-quality intermediate-term mortgage-backed, agency, and government securities.

Respectfully,

 /s/ Stephen C. Bryant                    /s/ Steven E. Nothern

     Stephen C. Bryant                        Steven E. Nothern
     Portfolio Manager                        Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGERS MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

NUMBER OF SHAREHOLDERS

As of November 30, 2000, our records indicate that there are 13,811 registered shareholders and approximately 28,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to provide a high level of current income

NEW YORK STOCK EXCHANGE SYMBOL: MGF

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the year ended November 30, 2000)

NET ASSET VALUE PER SHARE
November 30, 1999                                                $6.94
November 30, 2000                                                $7.01

NEW YORK STOCK EXCHANGE PRICE
November 30, 1999                                                $5.8125
November 27, 2000 (high)*                                        $6.2500
January 20, 2000 (low)*                                          $5.6875
November 30, 2000                                                $6.1875

*For the period from December 1, 1999, through November 30, 2000.

NOTES TO PERFORMANCE SUMMARY
Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. See the prospectus for details.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. See the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Government Markets Income Trust, which was held on September 19, 2000, the following actions were taken:

ITEM 1. The election of Arnold D. Scott and Jeffrey L. Shames as trustees of the trust.

ELECTION OF TRUSTEES                         FOR                  WITHHELD
--------------------------------------------------------------------------------
Arnold D. Scott                          45,761,832.8910          733,174.4099
Jeffrey L. Shames                        45,728,033.3715          766,973.9294

ITEM 2. The ratification of the selection of Deloitte & Touche LLP as the independent accountants to be employed by the trust for the fiscal year ending November 30, 2001.

                                    % OF SHARES TO TOTAL % OF SHARES TO TOTAL
                       SHARES        OUTSTANDING SHARES      SHARES VOTED
--------------------------------------------------------------------------------
For                45,861,465.8761        74.8392%             98.6374%
Against               214,428,7844         0.3499%              0.4612%
Abstain               419,112.6404         0.6839%              0.9014%

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Bonds - 98.3%
-------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 86.4%
  Federal National Mortgage Association - 15.0%
    FNMA, 5.75s, 2010                              $       2,500   $  2,192,958
    FNMA, 6.956s, 2007                                     5,715      5,706,502
    FNMA, 7s, 2029 - 2030                                 27,451     27,178,982
    FNMA, 7.5s, 2015 - 2015                               17,250     17,491,662
    FNMA, 8.5s, 2027                                      10,100     10,788,012
                                                                   ------------
                                                                   $ 63,358,116
-------------------------------------------------------------------------------
  Government National Mortgage Association - 10.2%
    GNMA, 7s, 2022 - 2029                          $      16,376   $ 16,309,360
    GNMA, 7.5s, 2022 - 2027                               19,044     19,248,909
    GNMA, 8s, 2030 - 2030                                  6,352      6,494,101
    GNMA TBA, 7s, 2022 - 2025                                958        952,505
                                                                   ------------
                                                                   $ 43,004,875
-------------------------------------------------------------------------------
  Small Business Administration - 0.5%
    SBA, 8.875s, 2011                              $       1,892   $  1,968,054
-------------------------------------------------------------------------------
  U.S. Federal Agencies - 20.3%
    Federal Home Loan Mortgage Corp., 7s, 2005     $      46,562   $ 47,966,310
    Federal Home Loan Mortgage Corp., 7.5s, 2027           3,490      3,517,089
    FHA (USGI 986 Spring Hill), 10.375s, 2030+             2,138      2,137,592
    Financing Corp., 10.7s, 2017                           8,500     12,116,495
    Financing Corp., 9.8s, 2018                            5,000      6,698,450
    Financing Corp., 10.35s, 2018                          9,500     13,307,410
                                                                   ------------
                                                                   $ 85,743,346
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 2.0%
    Housing Urban Development, 6.59s, 2016         $       5,612   $  5,036,069
    Private Export Funding Corporation, 7.01s, 2004        3,380      3,481,738
                                                                   ------------
                                                                      8,517,807
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 38.4%
    U.S. Treasury Bonds, 10.375s, 2009             $      14,600   $ 17,838,276
    U.S. Treasury Bonds, 9.875s, 2015                     32,750     46,366,795
    U.S. Treasury Bonds, 8.875s, 2017                      6,000      8,006,220
    U.S. Treasury Bonds, 3.625s, 2028                     10,758     10,482,079
    U.S. Treasury Bonds, 6.125s, 2029                      7,317      7,797,141
    U.S. Treasury Bonds, 6.25s, 2030                       3,000      3,281,730
    U.S. Treasury Notes, 8s, 2001                          9,250      9,323,723
    U.S. Treasury Notes, 5.875s, 2004                     34,250     34,662,027
    U.S. Treasury Notes, 4.25s, 2010                       7,226      7,476,194
    U.S. Treasury Notes, 5.75s, 2010                      10,398     10,625,404
    U.S. Treasury Notes, 6.5s, 2010                        5,602      5,995,877
                                                                   ------------
                                                                   $161,855,466
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $364,447,664
-------------------------------------------------------------------------------
Foreign Bonds - 11.9%
  Argentina - 0.6%
    Republic of Argentina, 0s, 2001                $       2,900   $  2,710,425
-------------------------------------------------------------------------------
  Brazil - 0.7%
    Banco Nacional de Desenvolvi, 12.554s, 2008
      (Banks and Credit Cos.)##                    $         780   $    724,230
    Federal Republic of Brazil, 7.688s, 2009                 320        268,800
    Federal Republic of Brazil, 14.5s, 2009                  243        254,846
    Federal Republic of Brazil, 8s, 2014                     399        296,042
    Federal Republic of Brazil, 6s, 2024                     425        279,437
    Federal Republic of Brazil, 7.625s, 2024                 300        227,181
    Federal Republic of Brazil, 12.25s, 2030                 500        420,000
    Federal Republic of Brazil, 11s, 2040                    514        388,623
                                                                   ------------
                                                                   $  2,859,159
-------------------------------------------------------------------------------
  Bulgaria - 0.5%
    National Republic of Bulgaria, 7.75s, 2024     $       3,015   $  2,193,412
-------------------------------------------------------------------------------
  Canada - 4.0%
    Government of Canada, 6s, 2005                  CAD    5,867   $  3,887,891
    Government of Canada, 6s, 2008                         9,661      8,983,841
    Government of Canada, 5.5s, 2009                       6,344      4,119,798
                                                                   ------------
                                                                   $ 16,991,530
-------------------------------------------------------------------------------
  Denmark - 1.3%
    Kingdom of Denmark, 6s, 2009                    DKK   45,640   $  5,572,047
-------------------------------------------------------------------------------
  France - 0.4%
    Republic of France, 4s, 2009                    EUR    2,121   $  1,701,807
-------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Republic, 8.7s, 2005                   GRD   56,000   $    160,743
    Hellenic Republic, 6s, 2006                        2,000,000      5,224,586
                                                                   ------------
                                                                   $  5,385,329
-------------------------------------------------------------------------------
  Mexico - 0.9%
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                         $         529   $    534,951
    United Mexican States, 9.875s, 2007                      800        837,200
    United Mexican States, 10.375s, 2009                     785        836,025
    United Mexican States, 11.375s, 2016                     500        576,605
    United Mexican States, 7.533s, 2019                      880        902,000
                                                                   ------------
                                                                   $  3,686,781
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    Netia Holdings BV, 10.25s, 2007
      (Telecommunications)                         $         477   $    314,820
-------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006             NZD    3,999   $  1,763,676
-------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.5s, 2014                 $         195   $    154,781
    Republic of Panama, 10.75s, 2020                       1,310      1,257,600
    Republic of Panama, 8.875s, 2027                         390        325,650
                                                                   ------------
                                                                   $  1,738,031
-------------------------------------------------------------------------------
  Qatar - 0.3%
    State of Qatar, 9.75s, 2030                    $       1,090   $  1,069,290
-------------------------------------------------------------------------------
  South Korea - 0.1%
    Chohung Bank, 11.5s, 2010
      (Banks and Credit Cos.)                      $         100   $     94,000
    Hanvit Bank, 12.75s, 2010
      (Banks and Credit Cos.)##                              494        475,475
                                                                   ------------
                                                                   $    569,475
-------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                     $       3,600   $  3,707,032
-------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004            GBP        5   $      7,480
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $ 50,270,294
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $414,554,450)                        $414,717,958
-------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
    Republic of Venezuela (Identified Cost, $0)*          37,500   $          0
-------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*       1,354,000   $          0
-------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
    American Express Credit Corp., due 12/01/00    $         514   $    514,000
    Associates Corp. of North America, due 12/01/00          777        777,000
    Bank of America, due 12/01/00                            887        887,000
    Campbell Soup Co., due 12/01/00                          218        218,000
    Chase Nassau Time Deposit, due 12/01/00                  912        912,000
    Dow Chemical Co., due 12/01/00                           160        160,000
    Federal Home Loan Mortgage Discount Notes, due
      12/01/00                                             1,191      1,191,000
    Gannett, Inc., due 1/04/01                               581        577,401
    Gillette Co., due 12/01/00                             2,252      2,252,000
    Glaxo PLC, due 12/01/00                                  146        146,000
    Morgan (J.P.) & Co., Inc., due 12/01/00
      - 12/13/00                                           1,749      1,747,405
    Morgan Stanley Dean Witter, due 12/01/00                 476        476,000
    Prudential Funding Corp., due 12/01/00                   297        297,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 10,154,806
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $424,709,256)                  $424,872,764
-------------------------------------------------------------------------------

Put Options Written (0.1)%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                    OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE           (000 OMITTED)
-------------------------------------------------------------------------------
    Australian Dollars/May/.555                        AUD 6,330   $   (383,842)
    Australian Dollars/October/.500                        9,598       (125,720)
-------------------------------------------------------------------------------
Total Put Options Written (Premiums Received,
   $264,232)                                                       $   (509,562)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.6)%                              (2,338,118)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $422,025,084
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD          = Australian Dollars          GBP     = British Pounds
CAD          = Canadian Dollars            GRD     = Greek Drachma
CHF          = Swiss Francs                JPY     = Japanese Yen
DKK          = Danish Kroner               NZD     = New Zealand Dollars
EUR          = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $424,709,256)      $ 424,872,764
  Investment of cash collateral for securities loaned, (at
    identified cost and value)                                  95,939,664
  Cash                                                             132,841
  Net receivable for forward foreign currency exchange
    contracts to sell                                               20,681
  Receivable for investments sold                                  273,255
  Interest receivable                                            4,755,676
                                                             -------------
      Total assets                                           $ 525,994,881
                                                             -------------
Liabilities:
  Payable for investments purchased                          $   5,440,269
  Payable for fund shares reacquired                                88,200
  Collateral for securities loaned, at value                    95,939,664
  Payable to dividend disbursing agent                             171,052
  Net payable for forward foreign currency exchange
    contracts to purchase                                          343,363
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements               1,018,910
  Written options outstanding, at value (premium received,
    $264,232)                                                      509,562
  Payable to affiliates -
    Management fee                                                   8,354
    Transfer and dividend disbursing agent fee                      13,645
  Accrued expenses and other liabilities                           436,778
                                                             -------------
      Total liabilities                                      $ 103,969,797
                                                             -------------
Net assets                                                   $ 422,025,084
                                                             =============

Net assets consist of:
  Paid-in capital                                            $ 470,997,613
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                (1,437,333)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (48,483,029)
  Accumulated undistributed net investment income                  947,833
                                                             -------------
      Total                                                  $ 422,025,084
                                                             =============

Shares of beneficial interest outstanding (97,911,555
  shares authorized, less 37,688,600 treasury shares)         60,222,955
                                                              ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                               $7.01
                                                                 =====

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $ 31,164,405
  Dividends                                                             6,297
                                                                 ------------
      Total investment income                                    $ 31,170,702
                                                                 ------------

  Expenses -
    Management fee                                               $  3,024,641
    Trustees' compensation                                            149,010
    Transfer and dividend disbursing agent fee                        163,008
    Administrative fee                                                 60,555
    Investor communication expense                                    225,016
    Custodian fee                                                     191,538
    Postage                                                            38,597
    Auditing fees                                                      41,000
    Printing                                                           32,972
    Legal fees                                                          4,580
    Miscellaneous                                                     115,629
                                                                 ------------
      Total expenses                                             $  4,046,546
    Fees paid indirectly                                              (85,242)
                                                                 ------------
      Net expenses                                               $  3,961,304
                                                                 ------------
        Net investment income                                    $ 27,209,398
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(12,672,185)
    Written option transactions                                     1,002,029
    Foreign currency transactions                                  (2,724,875)
    Swap transactions                                                  48,986
                                                                 ------------
      Net realized loss on investments and foreign
        currency transactions                                    $(14,346,045)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 19,470,203
    Written options                                                  (245,330)
    Swap transactions                                                  89,918
    Translation of assets and liabilities in foreign currencies    (1,375,297)
                                                                 ------------
      Net unrealized gain on investments and foreign
         currency translation                                    $ 17,939,494
                                                                 ------------
        Net realized and unrealized gain on investments
           and foreign currency                                  $  3,593,449
                                                                 ------------
          Increase in net assets from operations                 $ 30,802,847
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 2000                      1999
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  27,209,398             $  28,799,982
  Net realized loss on investments and foreign currency
    transactions                                                 (14,346,045)              (12,498,873)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          17,939,494               (26,844,564)
                                                               -------------             -------------
    Increase (decrease) in net assets from operations          $  30,802,847             $ (10,543,455)
                                                               -------------             -------------
Distributions declared to shareholders -
  From net investment income                                   $ (18,111,821)            $ (26,308,092)
  From paid-in capital                                           (12,251,962)               (3,973,796)
                                                               -------------             -------------
    Total distributions declared to shareholders               $ (30,363,783)            $ (30,281,888)
                                                               -------------             -------------
  Cost of shares reacquired                                    $ (25,591,692)            $ (23,857,509)
                                                               -------------             -------------
    Total decrease in net assets                               $ (25,152,628)            $ (64,682,852)
Net assets:
  At beginning of year                                           447,177,712               511,860,564
                                                               -------------             -------------

  At end of year (including accumulated undistributed net
    investment income and distribution in excess of net
    investment income of $947,833 and $53,953, respectively)   $ 422,025,084             $ 447,177,712
                                                               =============             =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                             2000                1999             1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $  6.94             $  7.50          $  7.41          $  7.56         $  7.62
                                                 -------             -------          -------          -------         -------

Income from investment operations# -
  Net investment income                          $  0.44             $  0.43          $  0.46          $  0.49         $  0.49
  Net realized and unrealized gain (loss)
    on investments and foreign currency             0.06               (0.58)            0.08            (0.14)          (0.07)
                                                 -------             -------          -------          -------         -------
      Total from investment operations           $  0.50             $ (0.15)         $  0.54          $  0.35         $  0.42
                                                 -------             -------          -------          -------         -------

Less distributions declared to
  shareholders -
  From net investment income                     $ (0.29)            $ (0.40)         $ (0.46)         $ (0.49)        $ (0.49)
  In excess of net investment income                --                  --            $ (0.01)         $ (0.03)        $ (0.05)
  From paid in capital                             (0.20)              (0.06)            --               --              --
                                                 -------             -------          -------          -------         -------
      Total distributions declared to
        shareholders                             $ (0.49)            $ (0.46)         $ (0.47)         $ (0.52)        $ (0.54)
                                                 -------             -------          -------          -------         -------
Net increase from repurchase of capital
  shares                                         $  0.06             $  0.05          $  0.02          $  0.02         $  0.06
                                                 -------             -------          -------          -------         -------
Net asset value - end of period                  $  7.01             $  6.94          $  7.50          $  7.41         $  7.56
                                                 -------             -------          -------          -------         -------
Per share market value - end of period           $ 6.188             $ 5.813          $ 6.563          $ 6.688         $  6.75
                                                 =======             =======          =======          =======         =======
Total return                                       15.24%              (4.80)%           4.21%            6.91%          12.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.94%               0.92%            0.89%            0.94%           1.00%
  Net investment income                             6.35%               6.00%            6.14%            6.56%           6.63%
Portfolio turnover                                   151%                102%             253%             248%            249%
Net assets at end of period (000 Omitted)       $422,025            $447,178         $511,861         $524,580        $554,496

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Markets Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over- the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $94,030,366. These loans were collateralized by cash of $95,939,664 which was invested in the following short-term obligations:

                                                                    AMORTIZED
                                                   PRINCIPAL         COST AND
                                                      AMOUNT            VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     $95,939,664      $95,939,664

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, $8,095,791 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $12,251,962 was redesignated as a tax return of capital distribution. At November 30, 2000, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

At November 30, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $48,087,867 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            November 30, 2002                          $21,490,437
            November 30, 2004                              196,662
            November 30, 2005                            8,818,381
            November 30, 2007                           11,594,208
            November 30, 2008                            5,988,179

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lesser of 0.32% per annum of the trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective rate for the year ended November 30, 2000, was 0.71%.

The trust pays no compensation directly to its trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent trustees. Included in trustees' compensation is a net periodic pension expense of $45,305 for the year ended November 30, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                      $535,399,231      $509,787,403
                                                ------------      ------------
Investments (non-U.S. government securities)    $ 80,246,885      $112,998,946
                                                ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $425,104,419
                                                                  ------------
Gross unrealized appreciation                                     $  7,922,790
Gross unrealized depreciation                                       (8,154,445)
                                                                  ------------
    Net unrealized depreciation                                   $   (231,655)
                                                                  ============

(5) Shares of Beneficial Interest
The trustees have authorized 97,911,555 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                     YEAR ENDED NOVEMBER 30, 2000      YEAR ENDED NOVEMBER 30, 2000
                                     ----------------------------      ----------------------------
                                            SHARES         AMOUNT              SHARES        AMOUNT
---------------------------------------------------------------------------------------------------
Treasury shares acquired                (4,231,200)  $(25,591,692)        (3,808,400)  $(23,857,509)
                                         ----------   ------------        ----------   ------------

In accordance with the provisions of the trust's prospectus 4,231,200 shares of beneficial interest were purchased by the trust during the year ended November 30, 2000, at an average price of $6.05 and a weighted average discount of 12.26% per share. The trust reacquired 3,808,400 shares of beneficial interest during the year ended November 30, 1999, at an average price per share of $6.26 and a weighted discount of 12.50% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended November 30, 2000, was $2,945. The trust had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                              NUMBER OF
                                              CONTRACTS             PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                     --          $     --
Options written                                      13            1,734,932
Options terminated in closing transactions           (1)            (184,286)
Options expired                                     (10)          (1,286,414)
                                                    ---          -----------
Outstanding, end of period                            2          $   264,232
                                                    ===          ===========

At November 30, 2000, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              12/15/00  AUD         10,602,277       $ 5,510,546      $ 5,579,821         $  (69,275)
                   12/15/00  CHF          8,093,574         4,594,184        4,666,424            (72,240)
                   12/15/00  DKK         45,210,638         5,356,264        5,275,632             80,632
                   12/15/00  EUR         21,306,806        18,297,466       18,535,869           (238,403)
                   12/15/00  GRD      2,070,049,080         5,326,255        5,286,811             39,444
                   12/15/00  JPY      1,049,811,670         9,763,283        9,482,760            280,523
                                                          -----------      -----------         ----------
                                                          $48,847,998      $48,827,317         $   20,681
                                                          ===========      ===========         ==========

Purchases          12/15/00  AUD         17,944,973       $ 9,802,523      $ 9,444,173         $ (358,350)
                   12/15/00  EUR         14,399,394        12,511,775       12,526,762             14,987
                                                          -----------      -----------         ----------
                                                          $22,314,298      $21,970,935         $ (343,363)
                                                          ===========      ===========         ==========

At November 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $577,552 with Union Bank of Switzerland, $455,057 with Deutsche Bank and $41,067 with First Boston and a net receivable of $54,766 with Merrill Lynch.

At November 30, 2000, the trust had sufficient cash and/or securities to cover any commitment under these contracts.

(8) Restricted Securities
The trust may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2000, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.50% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                     DATE OF       PRINCIPAL AMOUNT
DESCRIPTION                                      ACQUISITION          (000 OMITTED)             COST            VALUE
---------------------------------------------------------------------------------------------------------------------
Federal Housing Administration, 10.375s, 2030      8/16/1993                 $2,138       $2,299,247       $2,137,592

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Government Markets Income Trust, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Markets Income Trust as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 4, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

MFS(R) GOVERNMENT MARKETS INCOME TRUST

TRUSTEES                               PORTFOLIO MANAGERS
                                       Stephen C. Bryant*
                                       Steven E. Nothern*
Marshall N. Cohan+(1) - Private
Investor                               TREASURER
                                       James O. Yost*
Lawrence H. Cohn, M.D.+(2) - Chief
of Cardiac Surgery, Brigham and        ASSISTANT TREASURERS
Women's Hospital; Professor of         Mark E. Bradley*
Surgery, Harvard Medical School        Robert R. Flaherty*
                                       Laura F. Healy*
The Hon. Sir J. David Gibbons,         Ellen Moynihan*
KBE+(2) - Chief Executive Officer,
Edmund Gibbons Ltd.; Chairman,         SECRETARY
Colonial Insurance                     Stephen E. Cavan*
Company, Ltd.
                                       ASSISTANT SECRETARY
Abby M. O'Neill+(2) - Private          James R. Bordewick, Jr.*
Investor
                                       TRANSFER AGENT,
Walter E. Robb, III+(1) - President    REGISTRAR, AND DIVIDEND
and Treasurer, Benchmark Advisors,     DISBURSING AGENT
Inc. (corporate financial              State Street Bank and Trust
consultants); President, Benchmark     Company
Consulting Group, Inc.                 c/o MFS Service Center, Inc.
(office services)                      P.O. Box 9024
                                       Boston, MA 02205-9824
Arnold D. Scott* - Senior Executive    1-800-637-2304
Vice President, Director, and
Secretary,                             CUSTODIAN
MFS Investment Management              State Street Bank and Trust
                                       Company
Jeffrey L. Shames* - Chairman and
Chief Executive Officer,               AUDITORS
MFS Investment Management              Deloitte & Touche LLP

J. Dale Sherratt+(1) - President,
Insight Resources, Inc. (acquisition
planning specialists)

Ward Smith+(1) - Former Chairman
(until 1994), NACCO Industries
(holding company)

INVESTMENT ADVISER
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) GOVERNMENT MARKETS                                           ------------
INCOME TRUST                                                          BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2001 MFS Investment Management.(R)
500 Boylston Street, Boston, MA 02116
                                                                MGFCE-2 1/01 42M